Exhibit 99.1

Red Hat Reports Third Quarter Results

  Revenue of $194 million, up 18% year-over-year
  Subscription Revenue of $164 million, up 21% year-over-year
  Deferred Revenue of $619 million, up 23% year-over-year
  Repurchased $52.3 million, or 1.9 million shares, of common stock

RALEIGH, N.C.--(BUSINESS WIRE)--December 22, 2009--Red Hat (NYSE: RHT), the world's leading provider of open source solutions, today announced financial results for its fiscal year 2010 third quarter ended November 30, 2009.

Total revenue for the quarter was $194.3 million, an increase of 18% from the year ago quarter. Subscription revenue for the quarter was $164.4 million, up 21% year-over-year.

“Continued solid execution drove another quarter of strong results for Red Hat. Our double digit growth in the current economic environment was driven by our compelling value proposition and outstanding service. Our customer focus has clearly differentiated us from the competition. Red Hat was recently ranked as #1 among software vendors by IT executives for the fifth time in six years in the Ziff Davis CIO Insight Study, with the highest marks for reliability and value,” stated Jim Whitehurst, President and Chief Executive Officer of Red Hat. “We also continued to introduce new products, including the November release of RHEV that advances our position in server virtualization and cloud computing. RHEV provides customers the choice of a high-value, low cost, open management solution that was not previously available in the $2 billion virtualization market.”

GAAP operating income for the quarter was $19.8 million, including a previously announced charge of $8.8 million for a litigation settlement, compared to $21.0 million in the year ago quarter. After adjusting for stock compensation, amortization expenses and the charge for the litigation settlement as detailed in the tables below, non-GAAP operating income for the quarter was $46.1 million, up 20% year-over-year. GAAP operating margin was 10.2%. Non-GAAP operating margin was 23.7%, up 50 basis points from the year ago quarter.

GAAP net income for the quarter was $16.4 million, or $0.08 per diluted share, compared with $24.3 million, or $0.12 per diluted share, in the year ago quarter. The current quarter GAAP net income was reduced by $0.03 per diluted share due to the charge for the litigation settlement. Non-GAAP adjusted net income for the quarter was $33.5 million, or $0.17 per diluted share, after adjusting for stock compensation, amortization expenses and the charge for the litigation settlement as detailed in the tables below, as compared to $36.9 million, or $0.18 per diluted share, in the year ago quarter.

Operating cash flow totaled $54.1 million, compared to $59.1 million from the year ago quarter. Due to record billings, accounts receivable increased $24 million compared to last year even as days sales outstanding (DSO) improved to 54 days compared to 59 days last year. At November 30, the company’s total deferred revenue balance was $618.7 million, an increase of 23% on a year-over-year basis. Total cash, cash equivalents and investments as of November 30, 2009 were $959.1 million after repurchasing $52.3 million, or 1.9 million shares, of common stock.

“Strong bookings, particularly in North America, led to strong billings and greater than 20% growth in subscription revenue and deferred revenue, as well as further improvement of non-GAAP operating margins,” stated Charlie Peters, Executive Vice President and Chief Financial Officer of Red Hat. “This type of consistent performance, combined with our strong balance sheet, led to our third debt rating upgrade in 20 months by Standard and Poors rating agency.”

Additional information on Red Hat's reported results, including a reconciliation of the non-GAAP adjusted results, are included in the financial tables below. A live webcast of Red Hat's results will begin at 5:00 pm ET today and can be accessed by the general public at Red Hat's investor relations website at http://investors.redhat.com. A replay of the webcast will be available shortly after the live event has ended.

About Red Hat, Inc.

Red Hat, the world's leading provider of open source solutions and a component of the S&P 500, is headquartered in Raleigh, NC with over 65 offices spanning the globe. CIOs ranked Red Hat as one of the top vendors delivering value in Enterprise Software for six consecutive years in the CIO Insight Magazine Vendor Value survey. Red Hat provides high-quality, affordable technology with its operating system platform, Red Hat Enterprise Linux, together with virtualization, applications, management and Services Oriented Architecture (SOA) solutions, including Red Hat Enterprise Virtualization and JBoss Enterprise Middleware. Red Hat also offers support, training and consulting services to its customers worldwide. Learn more: http://www.redhat.com.

Forward-Looking Statements

Certain statements contained in this press release may constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements provide current expectations of future events based on certain assumptions and include any statement that does not directly relate to any historical or current fact. Actual results may differ materially from those indicated by such forward-looking statements as a result of various important factors, including: risks related to delays or reductions in information technology spending, uncertainty and adverse results in litigation and related settlements, the integration of acquisitions and the ability to market successfully acquired technologies and products; the ability of the Company to effectively compete; the inability to adequately protect Company intellectual property and the potential for infringement or breach of license claims of or relating to third party intellectual property; the ability to deliver and stimulate demand for new products and technological innovations on a timely basis; risks related to data and information security vulnerabilities; ineffective management of, and control over, the Company's growth and international operations; fluctuations in exchange rates; and changes in and a dependence on key personnel, as well as other factors contained in our most recent Quarterly Report on Form 10-Q (copies of which may be accessed through the Securities and Exchange Commission's website at http://www.sec.gov), including those found therein under the captions "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations". In addition to these factors, actual future performance, outcomes, and results may differ materially because of more general factors including (without limitation) general industry and market conditions and growth rates, economic conditions, and governmental and public policy changes. The forward-looking statements included in this press release represent the Company's views as of the date of this press release and these views could change. However, while the Company may elect to update these forward-looking statements at some point in the future, the Company specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing the Company's views as of any date subsequent to the date of the press release.

© 2009 Red Hat, Inc. Red Hat, the Shadowman logo and JBoss are registered trademarks of Red Hat, Inc. in the U.S. and other countries. Linux is a registered trademark of Linus Torvalds.

RED HAT, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)
(In thousands - except per share amounts)

	Three Months Ended		Nine Months Ended
	November 30,	November 30,	November 30,	November 30,
	2009	2008	2009	2008
Revenue:

Subscriptions	$164,432	$135,451	$469,496	$401,854
Training and services	29,914	29,881	82,872	84,497

Total subscription, training and services revenue	194,346	165,332	552,368	486,351

Cost of revenue:

Subscriptions	11,010	8,771	32,033	27,448
Training and services	18,588	17,765	52,474	53,025

Total cost of subscription, training and services revenue	29,598	26,536	84,507	80,473

Total gross profit	164,748	138,796	467,861	405,878

Operating expense:
Sales and marketing	71,498	58,514	202,242	177,350
Research and development	38,605	34,544	110,068	95,184
General and administrative	26,102	24,768	74,411	71,060
Litigation Settlement	8,750	-	8,750	-

Total operating expense	144,955	117,826	395,471	343,594

Income from operations	19,793	20,970	72,390	62,284
Interest income	2,206	9,294	8,161	30,568
Other income (expense), net	3,295	4,501	6,580	8,025
Interest expense	(42)	(1,249)	(138)	(4,365)

Income before provision for income taxes	25,252	33,516	86,993	96,512
Provision for income taxes	8,838	9,211	23,128	33,779

Net income	$16,414	$24,305	$63,865	$62,733

Net income-diluted	$16,414	$25,147	$63,865	$65,392

Net income per share:
Basic	$0.09	$0.13	$0.34	$0.33
Diluted	$0.08	$0.12	$0.33	$0.30

Weighted average shares outstanding:
Basic	187,450	190,665	187,823	190,978
Diluted	193,733	208,408	193,366	215,605

Diluted net income per share computation:
Net income, basic	$16,414	$24,305	$63,865	$62,733
Interest expense on convertible debentures, net of related GAAP tax effects	-	387	-	1,273
Amortization of debt issuance costs, net of related GAAP tax effects	-	455	-	1,386

Net income, diluted	$16,414	$25,147	$63,865	$65,392

RED HAT, INC.
CONSOLIDATED BALANCE SHEETS
(In thousands)

ASSETS
	November 30,	February 28,
	2009	2009
	(Unaudited)
Current assets:
Cash and cash equivalents	$389,709	$515,548
Investments in debt and equity securities	348,187	147,178
Accounts receivable, net	137,237	128,669
Prepaid expenses and other current assets	96,585	99,437

Total current assets	971,718	890,832

Property and equipment, net	73,220	67,913
Goodwill	439,497	438,109
Identifiable intangibles, net	112,046	122,177
Investments in debt securities	221,191	183,363
Other assets, net	38,157	51,242

Total assets	$1,855,829	$1,753,636

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable	$17,496	$9,576
Accrued expenses	72,874	54,123
Deferred revenue	446,685	382,050
Other current obligations	878	900

Total current liabilities	537,933	446,649

Deferred lease credits	4,067	4,470
Long term deferred revenue	172,051	161,032
Other long term obligations	34,578	35,432
Stockholders' equity:
Common stock	21	21
Additional paid-in capital	1,370,795	1,281,469
Retained earnings	114,384	50,519
Treasury stock, at cost	(382,528)	(236,283)
Accumulated other comprehensive income	4,528	10,327

Total stockholders' equity	1,107,200	1,106,053

Total liabilities and stockholders' equity	$1,855,829	$1,753,636

RED HAT, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited)
(In thousands)

	Three Months Ended		Nine Months Ended
	November 30,	November 30,	November 30,	November 30,
	2009	2008	2009	2008

Cash flows from operating activities:
Net income	$16,414	$24,305	$63,865	$62,733
Adjustments to reconcile net income to net cash provided by operating activities:

Depreciation and amortization	11,595	10,561	33,847	29,486
Share-based compensation expense	12,557	12,251	34,246	33,682
Deferred income taxes	9,578	7,031	15,066	27,260
Excess tax benefits from share-based payment arrangements	(9,524)	(14,790)	(27,280)	(39,246)
Gain on sale of equity securities	(4,584)	-	(8,247)	(4,996)
Gain on repurchase of convertible debentures	-	(4,129)	-	(4,129)
Other	(198)	941	(205)	2,308
Changes in operating assets and liabilities net of effects of acquisitions:
Accounts receivable	(21,742)	(7,650)	(1,130)	13,687
Prepaid expenses and other current assets	2,923	(7,400)	7,855	(14,308)
Accounts payable	(843)	1,836	6,944	(6,138)
Accrued expenses	14,651	8,774	16,836	18,576
Deferred revenue	23,446	27,503	35,963	58,217
Other assets, net	(124)	(85)	(402)	(355)

Net cash provided by operating activities	54,149	59,148	177,358	176,777

Cash flows from investing activities:
Purchase of available-for-sale debt securities	(245,788)	-	(534,260)	(331,705)
Proceeds from sales and maturities of available-for-sale debt securities	93,089	77,498	299,193	427,314
Proceeds from sales of available-for-sale equity securities	4,312	-	8,371	5,568
Acquisitions of businesses, net of cash acquired	-	(101,338)	-	(148,140)
Net purchase of strategic equity investments	(1,368)	-	(1,368)	-
Purchase of developed technologies and other intangible assets	(847)	(779)	(2,917)	(3,121)
Purchase of property and equipment	(8,655)	(4,212)	(21,318)	(18,164)

Net cash used in investing activities	(159,257)	(28,831)	(252,299)	(68,248)

Cash flows from financing activities:
Excess tax benefits from share-based payment arrangements	9,524	14,790	27,280	39,246
Proceeds from exercise of common stock options	44,985	-	63,574	-
Repurchase of convertible debentures	-	(280,058)	-	(280,058)
Purchase of treasury stock	(52,289)	(29,999)	(146,246)	(39,365)
Payments related to net settlement of employee share-based compensation awards	(6,754)	(772)	(9,054)	16,017
Structured stock repurchase	-	-	-	1,989
Proceeds from other borrowings	-	-	-	-
Payments on other borrowings	-	(48)	(900)	(72)

Net cash used in financing activities	(4,534)	(296,087)	(65,346)	(262,243)

Effect of foreign currency exchange rates on cash and cash equivalents	6,299	(1,850)	14,448	(4,169)
Net decrease in cash and cash equivalents	(103,343)	(267,620)	(125,839)	(157,883)
Cash and cash equivalents at beginning of the period	493,052	787,457	515,548	677,720

Cash and cash equivalents at end of period	$389,709	$519,837	$389,709	$519,837

RED HAT, INC.
RECONCILIATION OF CERTAIN GAAP RESULTS TO NON-GAAP ADJUSTED RESULTS
(Unaudited)
(In thousands - except per share amounts)

Non cash share-based compensation expense included in Consolidated Statements of Operations:

	Three Months Ended		Nine Months Ended
	November 30,	November 30,	November 30,	November 30,
	2009	2008	2009	2008

Cost of revenue	$916	$723	$2,475	$2,047
Sales and marketing	3,627	3,352	9,875	9,554
Research and development	3,239	3,715	9,588	9,769
General and administration	4,775	4,461	12,308	12,311
Total share-based compensation expense	$12,557	$12,251	$34,246	$33,681

Amortization of intangible assets expense included in Consolidated Statements of Operations:

	Three Months Ended		Nine Months Ended
	November 30,	November 30,	November 30,	November 30,
	2009	2008	2009	2008

Cost of revenue	$989	$989	$2,938	$2,534
Sales and marketing	2,293	2,301	6,908	6,861
Research and development	925	1,049	2,776	1,049
General and administration	811	797	2,411	2,254
Total amortization of intangible assets expense	$5,018	$5,136	$15,033	$12,698

Class action litigation settlement expense included in Consolidated Statement of Operations:

	Three Months Ended		Nine Months Ended
	November 30,	November 30,	November 30,	November 30,
	2009	2008	2009	2008

Litigation Settlement	$8,750	-	$8,750	-

	Three Months Ended		Nine Months Ended
	November 30,	November 30,	November 30,	November 30,
	2009	2008	2009	2008

GAAP net income	$16,414	$24,305	$63,865	$62,733

Provision for income taxes	8,838	9,211	23,128	33,779

GAAP income before provision for income taxes	$25,252	$33,516	$86,993	$96,512

Add: Non-cash share-based compensation expense per FAS 123R	12,557	12,251	34,246	33,681
Add: Amortization of intangible assets	5,018	5,136	15,033	12,698
Add: Litigation settlement	8,750	-	8,750	-

Non-GAAP adjusted income before provision for income taxes	$51,577	$50,903	$145,022	$142,891

Provision for income taxes (1)	$18,052	$13,998	$43,439	$49,875

Non-GAAP adjusted net income	$33,525	$36,905	$101,583	$93,016

Non-GAAP adjusted net income-diluted	$33,525	$37,747	$101,583	$95,646

Non-GAAP adjusted net income per share:
Basic	$0.18	$0.19	$0.54	$0.49
Diluted	$0.17	$0.18	$0.53	$0.44

Non-GAAP diluted net income per share computation:
Non-GAAP adjusted net income	$33,525	$36,905	$101,583	$93,016
Interest expense on convertible debentures, net of related GAAP tax effects	-	387	-	1,257
Amortization of debt issuance costs, net of related GAAP tax effects	-	455	-	1,373

Non-GAAP adjusted net income-diluted	$33,525	$37,747	$101,583	$95,646

(1) Provision for income taxes:
Non-GAAP adjusted net income before income tax provision	$51,577	$50,903	$145,022	$142,891
Estimated annual effective tax rate	35%	28%	35%	35%
Non-GAAP provision for income taxes before discrete tax benefit	$18,052	$13,998	$50,758	$49,875
Discrete tax benefit	0	0	7,319	0
Provision for income taxes on Non-GAAP adjusted net income	$18,052	$13,998	$43,439	$49,875

RED HAT, INC.
RECONCILIATION OF CERTAIN GAAP RESULTS TO NON-GAAP ADJUSTED RESULTS
(Unaudited)
(In thousands - except per share amounts)

Reconciliation of GAAP results to non-GAAP adjusted results

	Three Months Ended		Nine Months Ended
	November 30,	November 30,	November 30,	November 30,
	2009	2008	2009	2008

GAAP gross profit	$164,748	$138,796	$467,861	$405,878

Add: Non-cash share-based compensation expense per FAS 123R	916	723	2,475	2,047
Add: Amortization of intangible assets	989	989	2,938	2,534

Non-GAAP gross profit	$166,653	$140,508	$473,274	$410,459

Non-GAAP gross margin	86%	85%	86%	84%

	Three Months Ended		Nine Months Ended
	November 30,	November 30,	November 30,	November 30,
	2009	2008	2009	2008

GAAP operating expenses	$144,955	$117,826	$395,471	$343,594

Deduct: Non-cash share-based compensation expense per FAS 123R	(11,641)	(11,528)	(31,771)	(31,634)
Deduct: Amortization of intangible assets	(4,029)	(4,147)	(12,095)	(10,164)
Deduct: Litigation Settlement	(8,750)	-	(8,750)	-

Non-GAAP adjusted operating expenses	$120,535	$102,151	$342,855	$301,796

	Three Months Ended		Nine Months Ended
	November 30,	November 30,	November 30,	November 30,
	2009	2008	2009	2008

GAAP operating income	$19,793	$20,970	$72,390	$62,284

Add: Non-cash share-based compensation expense per FAS 123R	12,557	12,251	34,246	33,681
Add: Amortization of intangible assets	5,018	5,136	15,033	12,698
Add: Litigation Settlement	8,750	-	8,750	-

Non-GAAP adjusted operating income	$46,118	$38,357	$130,419	$108,663

Non-GAAP adjusted operating margin	23.7%	23.2%	23.6%	22.3%

CONTACT:
Red Hat Inc.
Media Contact:
Kara Schiltz, 919-301-3002
kschiltz@redhat.com
or
Investor Relations:
Tom McCallum, 919-754-4630
tmccallum@redhat.com